UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2010

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐            Soliciting material pursuant to Rule lea-12 under the Exchange Act (17 CAR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

Barry S. Sternlicht, Chief Executive Officer of Starwood Property Trust, Inc. (the “Company”), will present at REITWeek 2010: NAREIT’s Investor Forum at the Hilton Chicago on Thursday, June 10 at 3:45 P.M. Central Time.  The presentation will be webcast live and archived for 90 days in the Investor Relations section of the Company’s website at www.starwoodpropertytrust.com.  A copy of the presentation slides are attached hereto as Exhibit 99.1 and will be available on Investor Relations section of the Company’s website for 30 days after the presentation.

Pursuant to Instruction B.2 to Form 8-K, the information contained in this Current Report, including Exhibit 99.1 attached hereto, is being “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Presentation Materials of Barry S. Sternlicht.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2010	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ ANDREW J. SOSSEN
	Name:	Andrew J. Sossen
	Title:	Authorized Signatory

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation Materials of Barry S. Sternlicht